Putnam
Managed Municipal
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Robust economic growth and negligible inflation combined with strong municipal balance sheets provided municipal bond investors with a favorable environment over the six months ended April 30, 1999. Many states continued to enjoy rising tax revenues and improving creditworthiness, and the tax-free income of municipal bonds continued to find favor among a wide spectrum of prudent investors. Putnam Managed Municipal Income Trust took full advantage of this environment by delivering competitive performance for the semiannual period.

Total return for 6 months ended 4/30/99
----------------------------------------------------
 Net asset value         Market price
     1.77%                  -1.65%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* IN RELATIVELY STABLE MARKET, CALL PROTECTION REMAINS A PRIORITY

In a financial world where new highs and lows are making the headlines every day, the municipal market has unquestionably been one of the calmest. A case in point: municipal bond yields -- which rise as bond prices fall -- have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. Although this means that municipal yields are heading back toward more traditional ratios, municipal yields are still quite attractive at 90% of comparable Treasuries.

While interest rates have been low, one of the key challenges faced by your fund's manager, Richard P. Wyke, was delivering an attractive level of income while maintaining high credit quality.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care         24.6%

Transportation      22.4%

Utilities           19.1%

Housing              6.6%

Education            1.8%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


Although yields on municipal securities have risen slightly in recent months, these yields are still considerably lower than the yields provided by many of the portfolio's older bond holdings. As these older bonds reach their call dates, Rick continues to seek new holdings with the longest available call dates to maintain the fund's income stream. This serves to maximize the length of time these bonds will generate income for the fund while minimizing the possibility that they will be called in by the issuer.

In the search for income, Rick has focused primarily on security-by-security analysis to add holdings to the portfolio. During the recent period, the fund's Denver International Airport bonds were again top performers. Growing air traffic at this busy hub has kept revenues on the rise and interest payments steady. New York City general obligation bonds were also solid performers. These bonds enjoyed a credit upgrade as continued economic growth, strong financial operating results, and a sustained record of accurate revenue forecasts buoyed their creditworthiness.

Bonds backed by American Airlines and used to finance terminal expansion at La Guardia and John F. Kennedy airports posted strong returns. Bonds backed by Federal Express also performed well due to the company's solid financial performance and improved debt service coverage. Finally, the fund enjoyed superior returns from its non-rated Colorado Ocean Journey bonds. As this report was being written, this project, a world class aquarium with fresh and salt water environmental exhibits, was slated to open ahead of schedule.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba/BB and under -- 22.8%

Baa/BBB -- 25.1%

VMIG1/A-1 -- 1.1%

Aaa/AAA -- 36.6%

Aa/AA -- 4.8%

A -- 9.6%

Footnote reads:
*As a percentage of market value as of 4/30/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LOW INTEREST RATES BOOSTED THE VALUE OF LEVERAGING

The recent period of low interest rates benefited the fund's leveraging strategy, which historically has been useful in enhancing the fund's current income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred shareholders, the surplus is used to enhance income for the common shareholders. With the Federal Reserve Board lowering short-term interest rates three times last fall and long-term interest rates edging up over the past several months, the spread between short- and long-term rates widened, making leveraging a successful income-generating strategy over the annual period.

With indications that inflation may be starting to rise, the consumer price index is moving towards an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous, but is actually still well below what has been generally considered average (4%). And despite some signs of inflation, we still live predominately in a deflationary world where many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-inflation yield looks very good in addition to the benefit of substantially less volatility.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                                  Lehman Bros.
                                        Market     Municipal     Consumer
(common shares)                  NAV    price     Bond Index    price index
----------------------------------------------------------------------------
6 months                        1.77%  -1.65%        1.75%         1.47%
----------------------------------------------------------------------------
1 year                          5.45    6.01         6.95          2.28
----------------------------------------------------------------------------
5 years                        39.99   49.70        43.57         12.75
Annual average                  6.96    8.40         7.50          2.43
----------------------------------------------------------------------------
10 years                      125.40  142.93       116.26         35.01
Annual average                  8.47    9.28         8.02          3.05
----------------------------------------------------------------------------
Life of fund (since 2/24/89)  128.61  139.19       120.87         36.68
Annual average                  8.46    8.94         8.11          3.12
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/99

----------------------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------------------
Number                                             6
----------------------------------------------------------------------------
Income                                          $0.381
----------------------------------------------------------------------------
Capital gains1                                    --
----------------------------------------------------------------------------
  Total                                         $0.381
----------------------------------------------------------------------------
Preferred shares                 Series A      Series B      Series C
                               (550 shares)  (550 shares)  (650 shares)
----------------------------------------------------------------------------
Income                          $1,782.02     $1,551.13     $1,666.14
----------------------------------------------------------------------------
  Total                         $1,782.02     $1,551.13     $1,666.14
----------------------------------------------------------------------------
Share value (common shares)                      NAV       Market price
----------------------------------------------------------------------------
10/31/98                                       $9.82          $11.438
----------------------------------------------------------------------------
4/30/99                                         9.61           10.875
----------------------------------------------------------------------------
Current return (common shares)
----------------------------------------------------------------------------
Current dividend rate2                          7.93%           7.01%
----------------------------------------------------------------------------
Taxable equivalent3                            13.13           11.61
----------------------------------------------------------------------------

1Capital gains if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                                Market
(common shares)                                 NAV             price
----------------------------------------------------------------------------
6 months                                       1.24%            2.92%
----------------------------------------------------------------------------
1 year                                         4.64            12.25
----------------------------------------------------------------------------
5 years                                       39.69            59.78
Annual average                                 6.91             9.83
----------------------------------------------------------------------------
10 years                                     128.58           150.89
Annual average                                 8.62             9.63
----------------------------------------------------------------------------
Life of fund (since 2/24/89)                 127.59           144.60
Annual average                                 8.49             9.27
----------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do no match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
April 30, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC            -- AMBAC Indemnity Corporation
COP              -- Certificate of Participation
FGIC             -- Financial Guaranty Insurance Company
FHA Insd.        -- Federal Housing Administration Insured
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
IF COP           -- Inverse Floating Rate Certificate of Participation
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (0.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                       Hosp. Rev. Bonds (Thomas Hospital),
                       6 3/4s, 4/1/21                                                           Baa3        $    4,335,000

Alaska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+              2,197,500

Arizona (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
                       Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                       5 7/8s, 3/1/33                                                           B                4,950,000
          4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                       (Tucson/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                       10/1/32                                                                  B                4,465,000
          4,939,024  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (American West Airlines, Inc.), Ser. A 95-1,
                       8.3s, 1/1/06                                                             B+/P             4,968,066
          2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                       (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                                Baa1             2,966,563
                                                                                                            --------------
                                                                                                                17,349,629

Arkansas (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7 5/8s,
                       2/1/27                                                                   BB-/P            5,856,250

California (10.7%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 7.1s, 7/1/17                                               AAA              7,315,000
          3,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              2,943,750
                     Corona, COP (Vista Hosp. Syst.)
          2,775,000    Ser. B, 9 1/2s, 7/1/20 (acquired 10/23/92,
                       cost $2,775,000) (RES)                                                   B-/P             2,830,500
          5,000,000    Ser. C, 8 3/8s, 7/1/11 (acquired 3/5/96,
                       cost $5,000,000) (RES)                                                   B-/P             5,100,000
          1,900,000  Indio, Multi-Fam. Rev. Bonds VRDN (Carreon),
                       Ser. A, 3.9s, 8/1/26                                                     A-1+             1,900,000
          1,500,000  Los Angeles Cnty., Cmnty. Dev. Comm. Certif.
                       VRDN (Willowbrook), 3.65s, 11/1/15                                       A-1+             1,500,000
          1,800,000  Los Angeles, School Dist. COP, VRDN
                       (Belmont Learning Complex), Ser. A, 3.85s,
                       12/1/17                                                                  VMIG1            1,800,000
          3,500,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 8.8s, 8/1/28 (acquired 6/27/95,
                       cost $3,777,340) (RES)                                                   AAA/P            4,624,375
          3,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                       8 3/8s, 7/1/29 (acquired 7/28/97,
                       cost $3,000,000) (RES)                                                   B-/P             3,060,000
          8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                       (Vmc. Fac. Replacement), Ser. A, AMBAC,
                       6 3/4s, 11/15/20                                                         AAA             10,204,688
          1,800,000  Stockton, Multi-Fam. Hsg. VRDN (Mariners
                       Pointe Assoc.), Ser. A, 3.85s, 9/1/18                                    A-1+             1,800,000
         14,480,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            15,044,141
          7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s,
                       5/15/25                                                                  BBB-             8,015,625
                                                                                                            --------------
                                                                                                                66,138,079

Colorado (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Colorado Edl. Fac. Auth. Rev. Bonds
                       (Ocean Journey, Inc.), 8.3s, 12/1/17                                     B/P              5,900,000
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             3,274,425
          1,060,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa              1,207,075
          6,980,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           AAA              7,599,475
            665,000    Ser. A, MBIA, 8 1/2s, 11/15/23, Prerefunded                              Aaa                726,513
          1,775,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             1,941,406
            465,000    Ser. A, 7 3/4s, 11/15/21, Prerefunded                                    AAA                517,894
          1,050,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,321,688
                                                                                                            --------------
                                                                                                                22,488,476

Connecticut (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  CT State Dev. Auth. Poll. Ctrl. Rev. Bonds
                       (CT Lt. & Pwr. Co.), Ser. B, 5.95s, 9/1/28                               Ba3              3,543,750
          4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         BB-/P            4,695,000
                                                                                                            --------------
                                                                                                                 8,238,750

Florida (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                       (Champion Intl. Corp.), 6.9s, 8/1/22                                     Baa1             3,506,925
          5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             5,756,250
          9,150,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                              AAA             10,694,063
                     Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Orlando Regl. Hlthcare), MBIA
          2,000,000    6 1/4s, 10/1/18                                                          AAA              2,312,500
          2,170,000    6 1/4s, 10/1/11                                                          AAA              2,509,063
          1,055,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth. Syst.
                       Rev. Bonds (Sun. Coast Hosp.), Ser. A,
                       8 1/2s, 3/1/20                                                           BB+              1,099,278
                                                                                                            --------------
                                                                                                                25,878,079

Georgia (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC, 5 1/4s,
                       1/1/10                                                                   AAA              2,110,000
          1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18                           BBB-             1,562,235
          1,750,000  Fulton Cnty., Dev. Auth Fac. Rev. Bonds
                       (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                   Baa3             1,706,250
          2,500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 9.158s, 8/1/10                          AAA              2,946,875
                     GA Muni. Elec. Auth. Pwr. Rev. Bonds, AMBAC
          7,000,000    Ser. Y, 6.4s, 1/1/13                                                     Aaa              8,137,500
          2,250,000    Ser. Z, 5 1/2s, 1/1/12                                                   Aaa              2,430,000
          3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                              A1               3,552,738
                     Savannah, Hosp. Auth. Rev. Bonds (Candler Hosp.)
          1,900,000    7s, 1/1/23                                                               Ba1              2,135,125
          3,180,000    7s, 1/1/11                                                               Ba1              3,573,525
                                                                                                            --------------
                                                                                                                28,154,248

Illinois (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 1/1/35                                                           Aaa              4,800,000
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,043,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             5,515,781
          3,020,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             3,299,350
          1,725,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                        Baa2             1,884,563
          3,000,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa2             3,543,750
          5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa1             5,350,000
          3,250,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                       Syst./Sunbelt Obligation), 5.65s, 11/15/24                               A                3,201,250
          2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                       (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $2,396,628)
                       (In default) (NON) (RES)                                                 D/P              1,925,000
                                                                                                            --------------
                                                                                                                29,519,694

Indiana (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             2,478,125
          9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                       Bonds (Federal Express Corp.), 7.1s, 1/15/17                             Baa2            10,427,625
                                                                                                            --------------
                                                                                                                12,905,750

Iowa (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
          3,000,000    9 1/4s, 7/1/25                                                           BB/P             4,027,500
          2,350,000    9.15s, 7/1/09                                                            BB/P             3,028,563
                                                                                                            --------------
                                                                                                                 7,056,063

Kansas (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 10.22s, 6/1/31
                       (acquired 12/17/91, cost $7,800,000) (RES)                               Aaa              8,700,000
          8,400,000  Wichita, Hosp. IFB, Ser. 111-A, MBIA, 9.351s,
                       10/20/17                                                                 AAA              9,933,000
                                                                                                            --------------
                                                                                                                18,633,000

Kentucky (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          7,785,000  Kenton Cnty., Arpt. Board Special Fac. Rev.
                       Bonds (Delta Air Lines, Inc.), Ser. A, 7 1/2s,
                       2/1/20                                                                   Baa3             8,456,456
          1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 11/1/14                                     Ba3              1,120,000
          2,740,000  Trimble Cnty., Poll. Control Rev. Bonds,
                       Ser. B, 6.55s, 11/1/20                                                   Aa2              2,986,600
                                                                                                            --------------
                                                                                                                12,563,056

Louisiana (3.6%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              14,078,125
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          5,050,000    8s, 12/1/24                                                              Ba1              5,245,789
          2,750,000    Ser. C, 7s, 11/1/15                                                      Ba1              2,997,500
                                                                                                            --------------
                                                                                                                22,321,414

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  MD State Cmnty. Dev. Admin. Rev. Bonds
                       (Residential), Ser. B, FHA Insd., 5.35s, 9/1/30                          Aa2              5,018,750
          4,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                       Prerefunded (Doctors Cmnty. Hosp.), 8 3/4s,
                       7/1/12                                                                   Aaa              4,320,000
                                                                                                            --------------
                                                                                                                 9,338,750

Massachusetts (5.9%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,900,000    (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                       8/15/24                                                                  BB/P             4,660,500
          1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             1,104,688
          3,000,000    (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                        AAA              3,281,250
          1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                                  A2               1,126,532
          1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                                      Ba2              1,436,813
          2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                                  A2               2,048,120
          3,400,000    (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                       11/15/22                                                                 Aaa              3,859,000
          7,645,000  MA State Hsg. Fin. Agcy. Rev. Bonds, 7s, 7/1/40
                       (acquired 6/3/98, cost $7,739,333) (RES)                                 Aaa              7,922,131
          5,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                                BB-/P            5,550,000
                     MA State Indl. Fin. Agcy. Rev. Bonds
          2,000,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            2,345,000
          2,760,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            3,018,750
                                                                                                            --------------
                                                                                                                36,352,784

Michigan (5.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,245,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           5,094,000
          6,015,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Env. Research), 8 1/8s, 10/1/14                                         AAA/P            6,249,224
          2,000,000  MI State Strategic Fund Resource Recvy. Ltd. Rev.
                       Bonds (Wayne Energy), Ser. A, 6.9s, 7/1/19                               B/P              2,025,000
          8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P             8,540,000
          2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds
                       (NOMC Obligation Group), 6s, 8/1/18                                      Baa3             2,774,250
          6,785,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39
                       (acquired 12/31/98, cost $6,785,000) (RES)                               B-/P             6,310,050
                                                                                                            --------------
                                                                                                                30,992,524

Minnesota (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Chaska, Indl. Dev. Rev. Bonds
                       (Lifecore Biomedical, Inc.), 10 1/4s, 9/1/20                             BB/P             2,060,721
          5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    AA+              5,281,250
          5,850,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                       (Healtheast), Ser. B, 6 5/8s, 11/1/17                                    Baa3             6,062,063
                                                                                                            --------------
                                                                                                                13,404,034

Mississippi (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,270,000  Claiborne Cnty., Poll. Control Rev. Bonds
                       (Middle South Energy, Inc.), Ser. A, 9 1/2s,
                       12/1/13                                                                  Ba1              3,362,966

Missouri (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            3,628,065

Nebraska (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 12/1/07                                     Ba3              2,245,000
          2,500,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B/P              2,437,500
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
            500,000    Ser. B, GNMA Coll., 11.419s, 3/15/22                                     Aaa                537,935
          1,600,000    Ser. B, GNMA Coll., 10.47s, 10/17/23                                     Aaa              1,774,000
          2,150,000    Ser. C, 8.273s, 3/1/20                                                   Aaa              2,330,063
          1,600,000    GNMA Coll., 7.878s, 9/15/24                                              Aaa              1,788,000
                                                                                                            --------------
                                                                                                                11,112,498

Nevada (1.7%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          4,000,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa3             4,209,280
          6,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             6,577,500
                                                                                                            --------------
                                                                                                                10,786,780

New Hampshire (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,085,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                       (Alice Peck Day Memorial Hosp.), 9 3/8s,
                       11/1/20                                                                  BB+/P            2,257,013

New Jersey (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              8,590,000

New York (6.1%)
--------------------------------------------------------------------------------------------------------------------------
                     NY City, G.O. Bonds
          7,000,000    Ser. F, 8 1/4s, 11/15/10                                                 AAA              7,883,750
          4,925,000    Ser. D, 8s, 8/1/18 (Group C)                                             Aaa              5,460,594
         12,000,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (British Airways), 5 1/4s, 12/1/32                                       A2              11,775,000
          5,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       7.05s, 6/15/17 (acquired 5/21/98,
                       cost $5,292,577) (RES)                                                   AAA/P            5,356,250
          2,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              2,082,500
          5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96,
                       FGIC, 6.6s, 10/1/23                                                      AAA              5,556,250
                                                                                                            --------------
                                                                                                                38,114,344

Ohio (3.7%)
--------------------------------------------------------------------------------------------------------------------------
         20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       AAA             22,825,000

Oklahoma (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                       Airlines, Inc.), 7 3/8s, 12/1/20                                         Baa1             3,718,750

Pennsylvania (6.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                       Rev. Bonds (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21                      B+               4,375,000
          4,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Forum Place), Ser. A, 6s, 1/15/25                                       BB-/P            4,545,000
          2,105,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
                       Bonds (Northwestern Corp.), Ser. A, 8 3/8s,
                       6/1/04                                                                   BBB/P            2,258,370
          7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                       6.7s, 9/1/14                                                             Aaa              8,237,813
          7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                       (MacMillan Ltd. Partnership), 7.6s, 12/1/20                              Baa2             9,329,063
          1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy.
                       Rev. Bonds (Colver), Ser. D, 7 1/8s, 12/1/15                             BBB-             1,116,250
                     PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          6,000,000    MBIA, 11.305s, 3/1/20                                                    AAA              6,705,000
          2,000,000    AMBAC, 8.797s, 3/1/22                                                    AAA              2,370,000
          1,000,000  Philadelphia, Auth. Indl. Dev. Arpt. Rev. Bonds
                       (Aero Philadelphia LLC), 5 1/2s, 1/1/24                                  BB/P               953,750
          5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                       Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                       (acquired 4/11/96, cost $5,028,299)
                       (In default) (NON) (RES)                                                 CCC              1,650,000
                                                                                                            --------------
                                                                                                                41,540,246

South Carolina (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                       Rev. Bonds, 8 1/2s, 10/1/21                                              BBB              5,393,750

Tennessee (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                       (Federal Express), 6 3/4s, 9/1/12                                        Baa2             2,162,500

Texas (8.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,100,000  Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                       Corp.), 6 3/8s, 4/1/21                                                   Baa2            10,819,625
          3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             3,198,750
          3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                       Baptist Hosp.), FSA, 9.544s, 1/1/22                                      AAA              4,547,813
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            420,000    Ser. B, 10s, 3/1/19                                                      CCC+/P             105,525
          2,490,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC+/P           2,536,688
          3,200,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            3,680,000
          7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               7,802,813
                     Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                       Bonds (American Airlines, Inc.)
          4,500,000    7 1/2s, 11/1/25                                                          Baa1             4,786,875
          3,000,000    7 1/4s, 11/1/30                                                          Baa1             3,285,000
          2,150,000  Houston, Arpt. Syst. Rev. Bonds
                       (Continental Airlines, Inc.), Ser. B, 6 1/8s,
                       7/15/27                                                                  Ba1              2,217,179
          2,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                       Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                           Aa2              2,222,500
          5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A,
                       5.9s, 10/1/12                                                            Aa2              6,017,025
                                                                                                            --------------
                                                                                                                51,219,793

Utah (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Tooele Cnty., Hazardous Waste Treatment Rev.
                       Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                             BBB-             4,925,000

Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                       FGIC, 9.773s, 8/15/23                                                    AAA              6,318,000

Washington (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             AA+              5,612,500
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,315,000    (Nuclear Project No. 1), Ser. A, 7 1/2s, 7/1/15                          Aaa              6,481,400
          5,000,000    (Nuclear Pwr. No. 2), Ser. A, AMBAC, 5.6s, 7/1/09                        AAA              5,412,500
                                                                                                            --------------
                                                                                                                17,506,400

West Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,415,000  Randolph Cnty. Rev. Bonds (Davis Memorial
                       Hosp.), Ser. A, 7.65s, 11/1/21                                           Baa1             3,756,500
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $580,868,501) (b)                                              $  610,940,685
--------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $620,924,942.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      April 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $580,880,740, resulting in gross unrealized appreciation and depreciation of $37,333,767 and $7,273,822, respectively, or net unrealized appreciation of $30,059,945.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1999, was $47,478,306 or 7.6% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 1999.

      The fund had the following industry group concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          Health care         24.6%
          Transportation      22.4
          Utilities           19.1

      The fund had the following insurance concentration greater than 10% at April 30, 1999 (as a percentage of net assets):

          MBIA                11.2%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $580,868,501) (Note 1)                                            $610,940,685
-----------------------------------------------------------------------------------------------
Cash                                                                                    164,459
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       12,654,085
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,372,929
-----------------------------------------------------------------------------------------------
Total assets                                                                        625,132,158

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 2,946,245
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,086,836
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               41,362
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            14,606
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3,178
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  114,989
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,207,216
-----------------------------------------------------------------------------------------------
Net assets                                                                         $620,924,942

Represented by
-----------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value: 8,000
shares authorized (1,750 shares issued at $100,000 per share) (Note 4)             $175,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             429,507,013
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          7,110,113
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (20,764,368)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           30,072,184
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $620,924,942

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                     $175,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                          118,351
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                             $175,118,351
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $445,806,591
-----------------------------------------------------------------------------------------------
Net asset value per common shares
($445,806,591 divided by 46,398,604 shares)                                               $9.61
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1999 (Unaudited)

Tax exempt interest income:                                                         $21,639,612
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,131,934
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          239,225
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         6,529
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,052
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   8,285
-----------------------------------------------------------------------------------------------
Auditing                                                                                 40,012
-----------------------------------------------------------------------------------------------
Legal                                                                                     8,009
-----------------------------------------------------------------------------------------------
Postage                                                                                  27,162
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    20,633
-----------------------------------------------------------------------------------------------
Other                                                                                    11,976
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  287,224
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,784,041
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (15,651)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,768,390
-----------------------------------------------------------------------------------------------
Net investment income                                                                18,871,222
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,053,112)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                         (7,133,569)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (8,186,681)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $10,684,541
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       April 30      October 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $18,871,222     $36,388,505
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,053,112)     (2,692,611)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (7,133,569)      2,673,279
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 10,684,541      36,369,173
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from
net investment income                                                                (2,916,224)     (6,397,736)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $118,351
and $137,511, respectively)                                                           7,768,317      29,971,437
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                               (17,649,256)    (35,091,416)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                                    1,902,282       3,980,143
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                         (7,978,657)     (1,139,836)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 628,903,599     630,043,435
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $7,110,113 and $8,804,371, respectively)                                 $620,924,942    $628,903,599
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                     46,221,286      45,852,179
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                          177,318         369,107
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                           46,398,604      46,221,286
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                                         1,750           1,750
---------------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         April 30
operating performance           (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                    $9.82            $9.92            $9.85           $10.08            $9.49           $10.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .41              .79              .84              .86              .90              .94
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.18)             .01              .13             (.19)             .60            (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .23              .80              .97              .67             1.50             (.43)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.06)            (.14)            (.14)            (.14)            (.15)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.38)            (.76)            (.76)            (.76)            (.76)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.44)            (.90)            (.90)            (.90)            (.91)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                    $9.61            $9.82            $9.92            $9.85           $10.08            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                   $10.88           $11.44           $11.75           $10.88           $10.63            $9.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares) (%)(a)             (1.65)*           4.52            16.01            10.26            24.23           (11.56)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $620,925         $628,904         $630,043         $622,566         $628,454         $596,992
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .62*            1.22             1.21             1.24             1.20             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.55*            6.57             7.13             7.31             7.70             9.20
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         5.62*           19.97             9.63            78.92            79.71            48.40
------------------------------------------------------------------------------------------------------------------------------------

  * Not auunualized.

(a) Total return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)




Notes to financial statements
April 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $16,290,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
--------------              ----------------
$ 1,886,000                 October 31, 2002
    321,000                 October 31, 2003
 11,188,000                 October 31, 2005
  2,895,000                 October 31, 2006

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day day period for Series A and B and a 7-day period for Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was Series A 3.15%, Series B 3.25%, and Series C 3.31%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1999, fund expenses were reduced by $15,651 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $630 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $45,790,831 and $34,335,996, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (550), B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

 You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

 The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

 New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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